                                                                    EXHIBIT 99.2

                            JOINT FILER INFORMATION

               Item                                    Information

Name:                                   Wells Fargo Municipal Capital
                                        Strategies, LLC

Address:                                375 Park Avenue
                                        New York, New York 10152

Date of Event Requiring                 March 29, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Nuveen AMT-Free Quality Municipal Income
Trading Symbol:                         Fund (NEA)

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              WELLS FARGO MUNICIPAL CAPITAL
                                        STRATEGIES, LLC

                                           By:    /s/ Adam Joseph
                                              ---------------------------------
                                           Name:  Adam Joseph
                                           Title: President
                                           Date:  March  30, 2018

               Item                                    Information

Name:                                   Wells Fargo Bank, National Association

Address:                                101 North Phillips Avenue
                                        Sioux Falls, SD 57104

Date of Event Requiring                 March 29, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Nuveen AMT-Free Quality Municipal Income
Trading Symbol:                         Fund (NEA)

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              WELLS FARGO BANK, NATIONAL ASSOCIATION

                                           By:    /s/ Adam Joseph
                                                -------------------------------
                                           Name:  Adam Joseph
                                           Title: Managing Director
                                           Date:  March  30 , 2018